UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2016

NORDSON CORPORATION
(Exact name of registrant as specified in its charter)

OHIO
(State or other jurisdiction of incorporation or organization)

0-7977	34-0590250

(Commission file number)		(I.R.S. Employer Identification No.)

28601 Clemens Road, Westlake, Ohio
(Address of principal executive offices)

44145
(Zip Code)

(440) 892-1580
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communication pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b)

On June 15, 2016, Douglas Bloomfield, Vice President, informed President and Chief Executive Officer Michael Hilton of his intention to retire during the fourth quarter of calendar year 2016, but no later than December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 20, 2016		Nordson Corporation
	By:	/s/ Robert E. Veillette

Robert E. Veillette

Vice President, General Counsel and Secretary